Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
February 28, 1998



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              5.9286%



        Excess Protection Level
          3 Month Average  4.78%
          February, 1998  4.57%
          January, 1998  4.65%
          December, 1997  5.12%


        Cash Yield                                  16.74%


        Investor Charge Offs                        4.83%


        Base Rate                                   7.34%


        Over 35 Day Delinquency                     5.04%


        Seller's Interest                           15.07%


        Total Payment Rate                          12.54%


        Total Principal Balance                     $34,488,564,555.67


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,197,230,037.18